                                [      ] SHARES

                             RESOURCE CAPITAL CORP.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                               [         ], 2006


Credit Suisse First Boston LLC
Friedman, Billings, Ramsey & Co., Inc.
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.,
As Representatives of the Several Underwriters,
c/o Credit Suisse First Boston LLC,
Eleven Madison Avenue,
New York, N.Y.  10010-3629

Dear Sirs:

         1. Introductory. Resource Capital Corp., a Maryland corporation
("COMPANY") proposes to issue and sell [       ] shares (the "BASE SECURITIES")
of its common stock, par value $0.001 per share ("SECURITIES"), and the stockholders listed in SCHEDULE A hereto ("SELLING STOCKHOLDERS") propose
severally to sell an aggregate of [       ] outstanding shares of the Securities
(the "RESALE SECURITIES" and, together with the Base Securities, "FIRM SECURITIES") to Credit Suisse First Boston LLC ("CSFB"), Friedman, Billings, Ramsey & Co., Inc. ("FBR"), Citigroup Global Markets Inc. ("CITIGROUP"), J.P. Morgan Securities Inc. ("J.P. MORGAN") and each of the other underwriters named in SCHEDULE B hereto (collectively, the "UNDERWRITERS"), for whom CSFB, FBR, Citigroup and J.P. Morgan are acting as representatives, (in such capacity, the "REPRESENTATIVES"). The Company also proposes to sell to the Underwriters, at
the option of the Underwriters, an aggregate of not more than [       ]
additional shares of its Securities, as set forth below (such [       ]
additional shares being hereinafter referred to as the "OPTIONAL SECURITIES" and, together with the Base Securities, the "ORIGINAL ISSUE Securities"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES." As part of the offering contemplated by this Agreement, CSFB (the "DESIGNATED UNDERWRITER") has agreed to reserve out of the Firm
Securities purchased by it under this Agreement, up to [       ] shares, for
sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "PARTICIPANTS") as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed SHARE PROGRAM"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company, Resource Capital Manager, Inc. (the "MANAGER"), and the Selling Stockholders hereby agree with the Underwriters as follows:

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         2. Representations and Warranties of the Company, the Manager and the
Selling Stockholders.

            (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-126517) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either
         (A) has been declared effective under the Securities Act of 1933, as amended (the "ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION statement") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement

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         as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT." The additional registration statement, as amended at its Effective Time, including the contents of the Initial Registration Statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT." The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT." "REGISTRATION STATEMENT" without reference to a time means the Registration Statement as of its Effective Time. "REGISTRATION STATEMENT" as of any time means the initial registration statement and any additional registration statement in the form then filed with the Commission, including any amendment thereto and any prospectus deemed or retroactively deemed to be a part thereof that has not been superseded or modified. For purposes of the previous sentence, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Registration Statement as of the time specified in Rule 430A. "STATUTORY PROSPECTUS" as of any time means the prospectus included in the Registration Statement immediately prior to that time, including any prospectus deemed to be a part thereof that has not been superseded or modified. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) ("RULE 424(B)") under the Act. "PROSPECTUS" means the Statutory Prospectus that discloses the public offering price and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act. "ISSUER FREE WRITING PROSPECTUS" means any "issuer free writing prospectus," as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g). "GENERAL USE ISSUER FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in a schedule to this Agreement. "LIMITED USE ISSUER FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. "APPLICABLE TIME" means :00 [a/p]m (Eastern time) on the date of this Agreement.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus only, in light of the circumstances under which they were made) not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each

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         conforms, and at the time of filing of the Prospectus pursuant to Rule
         424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus only, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.

                  (iii) (a) At the time of filing the Registration Statement and
         (b) at the date of this Agreement, the Company was not and is not an "ineligible issuer," as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

                  (iv) As of the Applicable Time, neither (a) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, the documents attached to this Agreement, the price to the public and underwriting discount on the cover page of the Prospectus and the statements under the caption "Description of Securities" in the Prospectus, all considered together (collectively, the "GENERAL DISCLOSURE PACKAGE"), nor (b) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

                  (v) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies CSFB as

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         described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify CSFB and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in
         Section 8(b) hereof.

                  (vi) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland with full power and authority to own, lease or operate its assets and to conduct its business as described in the Prospectus and to execute and deliver this Agreement and to consummate the transactions contemplated hereby (including the issuance, sale and delivery of the Original Issue Securities) and thereby.

                  (vii) Each subsidiary of the Company (the "SUBSIDIARIES") has been duly incorporated or formed and is an existing corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, with power and authority (corporate and other) to own, lease or operate its assets and conduct its business as described in the Prospectus; all of the issued and outstanding capital stock or membership interests, as applicable, of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and except as disclosed in the Prospectus, the capital stock or membership interests, as applicable, of each Subsidiary is owned entirely by the Company, directly or through subsidiaries, and is free from liens, encumbrances and defects. Except as disclosed in the Prospectus, the Company does not own any capital stock of or other equity interest in any other corporation, limited liability company, partnership, joint venture, trust or other entity or association.

                  (viii) The Company had, as of the date of the Prospectus, the duly authorized and outstanding capitalization, as set forth in the Prospectus under the caption "Capitalization;" all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued in compliance with all federal and state securities laws and, except as disclosed in the Prospectus, free of preemptive rights and other rights to subscribe for or purchase securities; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or the Subsidiaries convertible into or exchangeable for any capital stock of the Company or the Subsidiaries,
         (ii) warrants, rights or options to subscribe for or purchase from the Company or the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or the Subsidiaries to issue or sell any shares of capital stock, partnership interests or membership interests, as applicable, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

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                  (ix) The Original Issue Securities have been duly authorized for issuance and sale and, when issued by the Company and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance, sale and delivery of the Original Issue Securities by the Company is not subject to any preemptive right, co-sale right, registration right, resale right, right of first refusal or other similar rights arising by operation of law, under the Company Charter Documents, as such term is defined in Section 2(xvi), (other than as set forth therein) or under any agreement to which the Company is a party or otherwise, other than as provided for in the Lock-Up Agreements (as defined below).

                  (x) Each of the Company and the Subsidiaries is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it currently conducts its business or in which it owns or leases property or maintains an office and in which such qualification or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified or licensed could have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, earnings, management, properties, results of operations (as described in the Prospectus), assets or prospects of the Company and the Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (xi) The Company has good and marketable title in fee simple to all real property and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as would not reasonably be expected to materially and adversely affect the value of such property or interfere with the use made or proposed to be made of such property by the Company; any real property or personal property held under lease by the Company is held under a lease which is valid, binding and enforceable against the Company and, to the Company's knowledge, the other party thereto, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, or as otherwise disclosed in the Prospectus or exceptions that are not, individually or in the aggregate, material to the Company and would not reasonably be expected to interfere with the use made or proposed to be made of such property by the Company.

                  (xii) Each of the Company and the Subsidiaries is in compliance with all applicable federal, state, local and foreign laws, rules, regulations, orders, decrees and judgments, except where the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (xiii) Neither the Company nor any of the Subsidiaries has any employees.

                  (xiv) Except as otherwise disclosed in the Prospectus, there are no outstanding loans or advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors, affiliates or representatives of the Company or any of the members of the families of any of them.

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                  (xv) Except for the Underwriter's discount and any other
         compensation payable by the Company to the Underwriters in connection with the transactions contemplated herein or as otherwise disclosed in the Prospectus, the Company has not incurred any liability for any brokerage commissions, finder's fees or similar payments in connection with the transactions herein contemplated.

                  (xvi) Each of the Company and the Subsidiaries is not (a) in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its articles of incorporation, by-laws, certificate of formation, operating agreement or similar organizational documents, as applicable (collectively, the "COMPANY CHARTER DOCUMENTS") or (b) in breach or default (nor has any event occurred which with notice, lapse of time or both would constitute a breach or default) in the performance or observance of any of its obligations, agreements, covenants or conditions contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or the Subsidiaries is a party or by which it or its assets may be bound or affected except, in the case of clause (b) only, for breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Original Issue Securities by the Company, the consummation by the Company of the transactions contemplated hereby and compliance by the parties thereto (other than the Underwriters) with the terms and provisions hereunder will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Company Charter Documents, (B) any of the Company's and the Subsidiaries' and any of their respective affiliates' obligations under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which any such party is a party or by which it or its assets may be bound or affected, or (C) under any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order applicable to the Company or the Subsidiaries except, in the case of clauses (B) and (C) only, for such conflicts, breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (xvii) This Agreement has been duly authorized, executed and delivered by the Company , assuming due authorization, execution and delivery of this Agreement by the Underwriters, is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification provisions hereof may be limited by federal or state securities laws and public policy considerations in respect thereof; the Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT"), dated March 8, 2005, among the Company on one hand, and CSFB for the benefit of the Holders, on the other hand, and the Management Agreement ("MANAGEMENT AGREEMENT"), dated March 8, 2005, by and among the Company, the Manager and Resource America, have been duly authorized, executed and delivered by the Company and Resource America, as applicable, and, assuming due authorization, execution and delivery by such other parties, constitute legal, valid and binding agreements of the Company and Resource America, as applicable, enforceable against the Company and Resource America, as applicable, in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification provisions thereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

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                  (xviii) The capital stock of the Company, including the
         Offered Securities, conforms in all material respects to the descriptions thereof contained in the Prospectus; the form of certificates used to evidence the Offered Securities complies in all material respects with all applicable statutory requirements and any requirements of the New York Stock Exchange (the "NYSE") and with any applicable requirements of the Company Charter Documents and has been duly authorized and approved by the directors of the Company.

                  (xix) Except for the Registration Rights Agreement and the Management Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a registration statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (xx) The Securities have been approved for listing subject to notice of issuance on the NYSE.

                  (xxi) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required for the execution, delivery and performance by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby, or the issuance, sale and delivery of the Original Issue Securities as contemplated hereby, except such as have been obtained and made, or as may be required, under the Act, under the rules and regulations of the National Association of Securities Dealers (the "NASD"), and such as may be required under state or foreign securities laws.

                  (xxii) Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, required in order to conduct its business as it is being conducted at this time, and will obtain all necessary licenses, authorizations, consents and approvals and make all necessary filings required under any federal, state, local or foreign law, regulation or rule, and will obtain all necessary licenses, authorizations, consents and approvals from other persons, required in order to conduct its business as it is proposed to be conducted as described in the Prospectus except, in each case, where the failure to obtain any such license, authorization, consent or approval could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Company and the Subsidiaries is not in violation of, or in default under, any of its obligations under any such license, authorization, consent or approval of any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company and the Subsidiaries except where such violation or default could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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                  (xxiii) The Company and the Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xxiv) The Prospectus contains summaries, which are complete and accurate in all material respects, of all material contracts, agreements, instruments and other documents, if any, of the Company that would be required to be described in a prospectus included in a registration statement on Form S-11 under the Act, and the copies of all such contracts, agreements, instruments and other documents (including all amendments or waivers relating to any of the foregoing) that have been previously furnished to the Underwriters or its counsel are complete and genuine and include all material collateral and supplemental agreements thereto.

                  (xxv) There are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or the Subsidiaries, or any of their respective assets, and to the knowledge of the Company, its respective directors, officers or employees at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, arbitration panel, authority or agency the adverse outcome of which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (xxvi) Since the date of the Prospectus, except as disclosed therein, there has not been (a) any event, circumstance or change that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) any transaction, other than in the ordinary course of business, which is material to the Company contemplated or entered into by or on behalf of the Company or the Subsidiaries, (c) any liability or obligation, contingent or otherwise, directly or indirectly incurred by the Company or the Subsidiaries, other than liabilities and obligations incurred in the ordinary course of business, (d) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (e) any purchase or pledge by the Company or the Subsidiaries of any of the Company's or the Subsidiaries' outstanding capital stock or (f) any change in the capital stock, long-term debt (including off-balance sheet activities or transactions) or, outside the ordinary course of business, short-term debt of the Company or the Subsidiaries.

                  (xxvii) The Company is not, and the sale of the Original Issue Securities as herein contemplated and the receipt of the net proceeds therefrom will not cause the Company to become, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (xxviii) Neither the Company nor any of its directors, officers, representatives or affiliates has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, or which has constituted, any unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities; and the Company acknowledges that the Underwriters may engage in passive market making transactions in the Offered Securities on the NYSE in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

                  (xxix) Grant Thornton LLP is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and the rules and regulations of the Public Company Accounting Oversight Board ("PCAOB") of the United States.

                  (xxx) The Company has not taken any action, nor have any other steps been taken or have any legal proceedings been commenced, nor to the knowledge of the Company, threatened, against the Company, for the winding up, liquidation or dissolution of the Company.

                  (xxxi) Each of the independent directors named in the Prospectus has not since the formation of the Company been employed by or affiliated, directly or indirectly with, the Company whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or serving as an officer or director of the Company or any of its affiliates named in the Prospectus and satisfies the independence standards established by the Commission and the NYSE.

                  (xxxii) The Company's investment guidelines and operating policies described in the Prospectus accurately reflect the current intentions of the Company and the Manager with respect to the operation of its business, and no material deviation from such guidelines or policies is contemplated.

                  (xxxiii) The Company has not authorized anyone to make any representations regarding the offer and sale of the Offered Securities, or regarding the Company in connection therewith, except as set forth in the Prospectus or any related marketing materials developed jointly and approved by the Company and the Underwriters; the Company has not received notice of any stop order or other similar order or decree preventing the use of the Prospectus or any amendment or supplement thereto, and no proceeding for that purpose has commenced or is pending or, to the Company's knowledge, is contemplated.

                  (xxxiv) The Company will make a timely election to be subject to tax as a real estate investment trust (a "REIT") pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "CODE") for its taxable year ending December 31, 2005 and commencing with its initial taxable year ending December 31, 2005, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and the Company's current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code; and all statements regarding the Company's qualification and taxation as a REIT and descriptions of the Company's organization and current and proposed method of operation set forth in the Prospectus are true, complete and correct in all material respects.

                  (xxxv) The Company and each of the Subsidiaries have filed on a timely basis all federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof, any such returns are correct and complete, and the Company has paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of the Subsidiaries, nor does the Company or any of the Subsidiaries know of any tax deficiency which could reasonably be expected to be asserted against it; all tax liabilities, if any, are adequately provided for on the consolidated books of the Company.

                  (xxxvi) The Company and the Subsidiaries, in the aggregate, carry, or are covered by, insurance (issued by insurers of recognized financial responsibility to the best knowledge of the Company and the Manager) against such losses and risks and in such amounts as are generally deemed adequate for the respective businesses in which they are engaged; neither the Company nor any of the Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of the Subsidiaries has any reason to believe that the Company or the Subsidiaries would not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate have a Material Adverse Effect, except as described in or contemplated by the Prospectus. All such insurance is fully in force on the date hereof and will be fully in force at the First Closing Date and any Optional Closing Date.

                  (xxxvii) The Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), and the employee benefits provisions of the Code with which compliance is intended; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries have or would reasonably be expected to have any liability; the Company and the Subsidiaries have not incurred and do not expect to incur liability under (x) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (y) Sections 412 or 4971 of the Code; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the plan to not be adversely affected by such determination.

                  (xxxviii) Except as set forth in the Prospectus, (a) no person has any preemptive rights, co-sale rights, registration rights, resale rights, rights of first refusal or other similar rights arising by operation of law to purchase any shares of common stock or shares of any other capital stock or other equity interests of the Company or the Subsidiaries, and (b) no person has the right to act as an underwriter or as a financial advisor to the Company or the Subsidiaries in connection with the offer and sale of the Offered Securities or capital stock or other equity interests of the Subsidiaries.

                  (xxxix) Each of the Company and the Subsidiaries are in compliance, in all material respects, with applicable Environmental Laws (as defined below) and is in compliance, in all material respects, with the material terms of any required permits, licenses, authorizations and approvals required under, applicable Environmental Laws, except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not reasonably be expected to have a Material Adverse Effect; there are no past or present or, to the Company's knowledge, reasonably anticipated material future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, applicable Environmental Laws; except as would not reasonably be expected to have a Material Adverse Effect, and except that no representation is made with respect to any property underlying loans originated or held by the Company or any of the Subsidiaries, other than properties on which the Company or any Subsidiary has foreclosed and currently holds as an asset ("FORECLOSURE PROPERTY"), neither the Company nor any of the Subsidiaries (a) is the subject of any investigation, (b) has received any notice or claim, (c) is a party to or affected by any pending or threatened action, suit or proceeding,
         (d) is bound by any judgment, decree or order or (e) has entered into any agreement, in each case relating to any alleged violation of any applicable Environmental Law or any actual or alleged release or, to the knowledge of the Company, threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "ENVIRONMENTAL LAW" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "HAZARDOUS MATERIALS" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

                  (xl) The assets of the Company and the Subsidiaries do not constitute "plan assets" of an ERISA regulated employee benefit plan.

                  (xli) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles ("GAAP") in the United States applied on a consistent basis. The "As Adjusted" column and the related notes thereto under the caption "Capitalization" in each of the Registration Statement and Prospectus has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the Company believes that the assumptions used in the preparation thereof are reasonable and the adjustments used therein have been properly applied to the historical amounts in the compilation of the information.

                  (xlii) As of the First Closing Date, the Company will be subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, and thereafter will file reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

                  (xliii) To the Company's or any of the Subsidiaries' knowledge, except for Anthem Securities, Inc. and Chadwick Securities, Inc., there are no affiliations or associations between any member of the NASD and any of the Company's or any of the Subsidiaries' officers, directors or 5% or greater securityholders, except as set forth in the Prospectus.

                  (xliv) The Company represents and warrants to the Underwriters that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

                  (xlv) The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

                  (xlvi) The Company solely determined, without any direct or indirect participation by the Underwriters, the persons who will purchase the Offered Securities (including the amounts to be purchased by such persons) sold in the offering by the Underwriters pursuant to the Directed Share Program.

                  (xlvii) Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its and the Subsidiaries' financial statements in conformity with GAAP and to maintain accountability for its and the Subsidiaries' assets, (C) access to its assets is permitted only in accordance with management's authorization, (D) the reported accountability for its and the Subsidiaries' assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) management is made aware of all material transactions concerning the Company and the Subsidiaries and their respective properties.

                  (xlviii) Neither the Company nor the Subsidiaries, or, to the knowledge of the Company and the Manager, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Subsidiaries has: used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision or the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance in all material respects with the Foreign Corrupt Practices Act of 1977 and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                  (xlix) To the knowledge of the Company, neither it nor any of the Subsidiaries nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of New York.

                  (l) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (li) Any industry, statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

                  (lii) Accompanied by delivery of a Statutory Prospectus, any advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits," "road show slides" and "road show scripts" and "electronic road show presentations") authorized in writing by or prepared by the Company used in connection with the public offering of the Offered Securities (collectively, "sales material") does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Moreover, accompanied by delivery of a Statutory Prospectus, all sales material complied and will comply in all material respects with the applicable requirements of the Act and the rules and interpretations of the NASD.

                  (liii) Any certificate signed by any officer of the Company or any of the Subsidiaries delivered pursuant to this Agreement to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         (b) The Manager represents and warrants to, and agrees with, the several Underwriters that:

                  (i) The Manager is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware with full power and authority to own, lease or operate its assets and to conduct its business as described in the Prospectus and to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby.

                  (ii) The Manager is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it currently conducts its business or in which it owns or leases property or maintains an office and in which such qualification or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified or licensed could have, individually or in the aggregate, a Material Adverse Effect.

                  (iii) The Manager is in compliance with all applicable federal, state, local and foreign laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (iv) The Manager is not (a) in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its articles of incorporation or by-laws (collectively, the "MANAGER CHARTER DOCUMENTS") or (b) in breach or default (nor has any event occurred which with notice, lapse of time or both would constitute a breach or default) in the performance or observance of any of its obligations, agreements, covenants or conditions contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Manager is a party or by which it or its assets may be bound or affected except, in the case of clause (b) only, for breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the execution, delivery and performance of this Agreement, the consummation by the Manager of the transactions contemplated hereby and compliance by the parties thereto (other than the Underwriters) with the terms and provisions hereunder will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Manager Charter Documents,
         (B) any of the Manager's and any of their respective affiliates' obligations under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which any such party is a party or by which it or its assets may be bound or affected, or (C) under any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order applicable to the Manager except, in the case of clauses (B) and
         (C) only, for such conflicts, breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (v) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required for the execution, delivery and performance by the Manager of this Agreement, the consummation by the Manager of the transactions contemplated hereby, or the issuance, sale and delivery of the Offered Securities as contemplated hereby, except such as have been obtained and made, or as may be required, under the Act, under the rules and regulations of the National Association of Securities Dealers (the "NASD"), and such as may be required under state or foreign securities laws.

                  (vi) The Manager has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, required in order to conduct its business as it is being conducted at this time, and will obtain all necessary licenses, authorizations, consents and approvals and make all necessary filings required under any federal, state, local or foreign law, regulation or rule, and will obtain all necessary licenses, authorizations, consents and approvals from other persons, required in order to conduct its business as it is proposed to be conducted as described in the Prospectus except, in each case, where the failure to obtain any such license, authorization, consent or approval could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Manager is not in violation of, or in default under, any of its obligations under any such license, authorization, consent or approval of any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Manager except where such violation or default could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (vii) No labor dispute with the employees of the Manager exists or, to the knowledge of the Manager, is imminent that might have a Material Adverse Effect.

                  (viii) There are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Manager, threatened against the Manager, and to the knowledge of the Manager, its respective directors, officers or employees at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, arbitration panel, authority or agency the adverse outcome of which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (ix) Since the date of the Prospectus, there has not been any event, circumstance or change that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (x) The Manager and its subsidiaries, in the aggregate, carry, or are covered by, insurance (issued by insurers of recognized financial responsibility to the best knowledge of the Manager) against such losses and risks and in such amounts as are generally deemed adequate for the respective businesses in which they are engaged; neither the Manager nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Manager nor any of its subsidiaries has any reason to believe that the Manager or its subsidiaries would not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate have a Material Adverse Effect, except as described in or contemplated by the Prospectus. All such insurance is fully in force on the date hereof and will be fully in force at the First Closing Date and any Optional Closing Date.

                  (xi) Neither the Manager, or, to the knowledge of the Manager, any director, officer, agent, employee or other person associated with or acting on behalf of the Manager has: used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision or the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and the Manager and, to the knowledge of the Manager, its affiliates have conducted their businesses in compliance in all material respects with the Foreign Corrupt Practices Act of 1977 and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                  (xii) This Agreement has been duly authorized, executed and delivered by the Manager and, assuming due authorization, execution and delivery of this Agreement by the Underwriters, is a legal, valid and binding agreement of the Manager, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification provisions hereof may be limited by federal or state securities laws and public policy considerations in respect thereof; the Management Agreement has been duly authorized, executed and delivered by the Manager and, assuming due authorization, execution and delivery by such other parties, constitutes a legal, valid and binding agreement of the Manager enforceable against the Manager in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification provisions thereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

         (c) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Selling Stockholder has and on the First Closing Date will have valid and unencumbered title to the Resale Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Resale Securities to be delivered by such Selling Stockholder on the First Closing Date hereunder; and upon the delivery of and payment for the Resale Securities on the First Closing Date the several Underwriters will acquire valid and unencumbered title to the Resale Securities to be delivered by such Selling Stockholder on the First Closing Date.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus only, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
         Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus only, in light of the circumstances under which they were made) not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (iv) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

                  (v) The Power of Attorney and Custody Agreement, in the form heretofore furnished to the Representatives (the "POWER OF ATTORNEY AND CUSTODY AGREEMENT"), has been duly authorized, executed and delivered by such Selling Stockholder and is the valid and binding agreement of such Selling Stockholder.

                  (vi) The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Resale Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, (a) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Resale Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor (b) will such action result in any violation of the provisions of the charter or bylaws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties except, in the case of clause (a), for such conflicts, breaches or defaults that would not have, or reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, earnings, properties, results of operations (as described in the Prospectus), assets or prospects of such Selling Stockholder and its subsidiaries taken as a whole ("SELLING STOCKHOLDER MATERIAL ADVERSE EFFECT").

                  (vii) Such Selling Stockholder has and at the Closing will have, valid title to the Resale Securities to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Resale Securities to be sold by such Selling Stockholder.

                  (viii) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Resale Securities in violation of Regulation M of the Act.

                  (ix) To the knowledge of such Selling Stockholder, no filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Resale Securities hereunder or the consummation of the transactions contemplated by this Agreement, except
         (a) such as may have previously been made or obtained or as may be required under the Act or the Rules and Regulations or state securities laws and (b) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Resale Securities are offered or the absence of which would not have, or reasonably be expected to have, a Selling Stockholder Material Adverse Effect.

                  (x) Except as otherwise provided in the Registration Statement, neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I(dd) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the NASD.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $[ ] per share, that number of Firm Securities (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions) obtained by multiplying [ ] Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in SCHEDULE A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in SCHEDULE B hereto and the denominator of which is the total number of Firm Securities, plus any additional number of Securities which such Underwriters may become obligated to purchase pursuant to Section 9. American Stock Transfer & Trust Company shall act as custodian (the "CUSTODIAN") of the Resale Securities to be sold by the Selling Stockholders pursuant to the Power of Attorney and Custody Agreement.

         The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to accounts specified by the Company, in the case of the Original Issue Securities, and by the Custodian, in the case of the Resale Securities, at the office of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, at 10:00 A.M., New York
time, on [         ], 2006, or at such other time not later than seven full
business days thereafter as the Representatives and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE." For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office of Clifford Chance US LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFB given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account specified by the Company, at the above office of Clifford Chance US LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as the Representatives requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Clifford Chance US LLP at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company, the Manager and the Selling Stockholders. The Company and the Manager, for so long as the Manager is the manager under the Management Agreement, hereby jointly and severally agree with the several Underwriters and, with respect to subsections (i) and (j), each Selling Stockholder agrees with the Underwriters that:

            (a) The Company has filed or will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b)(1) (or, if applicable and consented to by the Representatives, subparagraph (4)) not later than the second business day following the earlier of the date it is first used or the date of this Agreement. The Company has complied and will comply with Rule 433.

            (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by the Representatives, subparagraph
(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an Additional Registration Statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the Additional Registration Statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

            (c) The Company will advise the Representatives promptly of any proposal to amend or supplement the Initial Registration Statement, the Additional Registration Statement (if any) or any Statutory Prospectus and will not effect such amendment or supplementation without the consent of the Representatives; and the Company will also advise the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or any Statutory Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (d) If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be required to be) delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

            (e) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

            (f) The Company will furnish to the Representatives copies of each Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

            (g) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

            (h) For the period specified below (the "LOCK-UP PERIOD"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives. The initial Lock-Up Period will commence on the date hereof and will continue and include the date 180 days after the date hereof or such earlier date that the Representatives consent to in writing; provided, however, that if
(1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period. The provisions of this subsection (h) shall not apply to (A) the Offered Securities to be sold hereunder, (B) the registration of shares of capital stock in accordance with the terms of the Registration Rights Agreement and (C) issuances of shares of restricted stock, stock options and other awards and the issuance of shares underlying such awards under the Resource Capital Corp. Stock Incentive Plan (the "INCENTIVE PLAN"), as each of (A) through (C) above is described in the Prospectus.

           (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees, taxes and other expenses (including fees and disbursements of its counsel) in connection with (i) the preparation of the preliminary prospectus and the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters (including costs of mailing and shipment), (ii) the preparation, issuance, sale and delivery of the Offered Securities, including any stock or other transfer taxes or duties payable upon the sale of the Offered Securities to the Underwriters, (iii) the qualification of the Offered Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including any filing fees and the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters solely with respect to blue sky matters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) for the filing fee incident to the review by the NASD of the Offered Securities, (v) the fees and expenses of any transfer agent or registrar for the Offered Securities, (vi) for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, including the cost of any aircraft chartered in connection with attending or hosting such meetings, and (vii) for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors.

           (j) Each Selling Stockholder agrees to pay its proportionate share of all discounts and commissions payable to the Underwriters, all transfer taxes and fees with respect to the sale of its Resale Securities, and any other expenses not specifically allocated to the Company pursuant to the Registration Statement or this Agreement, except that the Selling Stockholder shall not be liable for any expenses of the Underwriters. Each Selling Stockholder agrees during the Selling Stockholder Lock-Up Period (as defined below) not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives. The Selling Stockholder Lock-Up Period will commence on the date hereof and will continue and include the date 60 days after the date hereof or such earlier date that the Representatives consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Selling Stockholder Lock-up Period, the company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

            (k) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

            (l) The Company will pay all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program. The company covenants with the Underwriters that the company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

            (m) The Company agrees to furnish to the Underwriters for a period of two (2) years from the First Closing Date (if such reports are not available to the public electronically on the SEC's website) (i) copies of all annual, quarterly and current reports of the Company (if such reports are not available to the public electronically on the SEC's website) and (ii) such other material reports and documents of the Company as the Underwriters may reasonably request; provided, however, that the Company shall have no obligation under clause (ii) for so long as the Company is subject to Sections 13 or 15(d) of the Exchange Act.

            (n) The Company's board of directors shall be comprised of a majority of independent directors, as such term is defined under the rules and regulations of the NYSE and the SEC, at the First Closing Date.

            (o) The Company and the Manager agree to make all necessary filings required under any federal, state, local or foreign law, regulation or rule and obtain and maintain all necessary licenses, authorizations, consents and approvals from other persons, required in order to conduct its proposed business as described in the Prospectus, except when the failure to make a necessary filing or to maintain a license, authorization, consent or approval could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (p) The Company will use its best efforts to meet the requirements to qualify, for its taxable year ending December 31, 2005 and thereafter, for taxation as a REIT under the Code.

            (q) The Company will use its best efforts to effect the listing of the Offered Securities on the NYSE.

            (r) The Company will apply the net proceeds from the sale of the Offered Securities in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

            (s) The Company will use its commercially reasonable efforts in cooperation with the Representatives to obtain permission for the Offered Securities to be eligible for clearance and settlement through DTC.

            (t) The Company will use its best efforts to conduct its affairs in such a manner so as not to become required to register as an investment company under the Investment Company Act of 1940, as amended.

            (u) The Company will not take any action prohibited by Rules 101 or 102 of Regulation M under the Act in connection with the distribution of the Offered Securities contemplated hereby.

            (v) The Company shall maintain a transfer agent and registrar for the Securities.

         6. Free Writing Prospectuses. (a) The Company represents and agrees that, unless it obtains the prior consent of CSFB, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and CSFB, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and CSFB is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will company with requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

             (b) The Company will prepare a final term sheet relating to the Offered Securities containing only information that describes the final terms of the Offered Securities and otherwise in a form consented to by CSFB, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Offered Securities. Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement.

         7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

             (a) The Representatives shall have received a letter (including an "agreed-upon procedures" letter), dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Grant Thornton LLP, in form and substance reasonably satisfactory to the Representatives, confirming that they are an independent registered public accounting firm within the meaning of the Act and the applicable published Rules and Regulations thereunder and the rules and regulations of the PCAOB and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statements, the General Disclosure Package and the Prospectus.

             For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

             (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission nor shall there be any suspension of the qualification of the Offered Securities for sale in any jurisdiction or institution or threatening of any proceeding for such purpose.

             (c) Subsequent to the execution and delivery of this Agreement there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, earnings, properties, results of operations (as described in the Prospectus), assets or prospects of the Company and the Subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the NYSE, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

             (d) The Representatives shall have received an opinion, dated such Closing Date, of Ledgewood, counsel for the Company, in the form reasonably satisfactory to the representatives as set forth on EXHIBIT A hereto. In rendering such opinion, Ledgewood may rely as to the incorporation of the Company and all other matters governed by Maryland law upon the opinion of DLA Piper Rudnick Gray Cary US LLP.

             (e) The Representatives shall have received (i) an opinion, dated such Closing Date, of Ledgewood, for the benefit of the Selling Stockholders who are natural persons in a form reasonably satisfactory to the Representatives as set forth on EXHIBIT B-1 hereto and (ii) an opinion, on or prior to the First Closing Date, of counsel to each Selling Stockholder that is not a natural person in a form reasonably satisfactory to the Representatives with respect to the matters set forth on EXHIBIT B-2 hereto.

             (f) The Representatives shall have received an opinion, dated such Closing Date, of DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel for the Company, in the form reasonably satisfactory to the Representatives as set forth on EXHIBIT C hereto.

             (g) The Representatives shall have received a tax opinion, dated such Closing Date, of Ledgewood, counsel for the Company, in the form reasonably satisfactory to the representatives as set forth on EXHIBIT D hereto.

             (h) The Representatives shall have received from Clifford Chance US LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Clifford Chance US LLP may rely as to the incorporation of the Company and all other matters governed by Maryland law upon the opinion of DLA Piper Rudnick Gray Cary US LLP referred to above.

             (i) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Officer or President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (i) the representations and warranties of the Company and the Manager in this Agreement are true and correct; (ii) the Company and the Manager have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (iv) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and (v) subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no Material Adverse Effect except as set forth in the Prospectus or as described in such certificate. In addition to the matters set forth in this subsection (i), the certificate shall also address certain matters, representations, warranties, covenants agreements and conditions addressed in this Agreement or as may be reasonably requested.

             (j) The Representatives shall have received a letter (including an "agreed-upon procedures" letter), dated such Closing Date, of Grant Thornton LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

             (k) On or prior to the date of this Agreement, the Representatives shall have received lock-up letters in substantially the form attached hereto as EXHIBIT E from each of the executive officers and directors of the Company, members of the Company's investment committee, the Manager, and Resource America.

             (l) The Custodian will deliver to CSFB a letter stating that they will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

             (m) On each Closing Date, the Representatives shall have received a certificate of an attorney-in-fact designated in the Power of Attorney on behalf of such Selling Stockholder, dated as of the First Closing Date, to the effect that (i) the representations and warranties of such Selling Stockholder contained in Section 2(c) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of each Closing Date and (ii) such Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to each Closing Date.

             (n) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

             (o) The Offered Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

             (p) The Company shall have furnished to the Representatives at the First Closing Date and each Optional Closing Date (if any) such further customary information, opinions, certificates, letters and documents as the Representatives may reasonably request.

         The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         8. Indemnification and Contribution. (a) The Company and the Manager, joint and severally, will indemnify and hold harmless each Underwriter, its partners, members, directors officers and its affiliates and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company or the Manager contained herein or any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Manager will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection
(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

         The Company and the Manager agree to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

             (b) The Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter, its partners, members, directors officers and its affiliates and each person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; but only insofar as any such loss, claim, damage or liability arise out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company for use in the Registration Statement or the Prospectus; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

             (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Manager, and their directors and officers and each person, if any, who controls the Company and the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company, the Manager or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, the Manager, and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information contained in the fourth, fifteenth and sixteenth paragraphs under the caption "Underwriting."

             (d) Promptly after receipt by an indemnified party under this Section or Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above or Section 10, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above or Section 10 except to the extent that it has been materially prejudiced by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a),
(b) or (c) above or Section 10. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 10, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 8(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

             (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

             (f) The obligations of the Company, the Manager and the Selling Stockholders under this Section or Section 10 shall be in addition to any liability which the Company, the Manager and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. The liability under this Section 8 of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.

         9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 11 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         10. Qualified Independent Underwriter. The Company hereby confirms that
at its request [      ] has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Offered Securities. The Company and the Selling Stockholders will severally and not jointly indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; and provided, however, that each Selling Stockholder shall only be subject to liability under this Section 10 to the extent such liability arises out of or is based upon any untrue statement or alleged untrue statement or upon an omission or alleged omission based upon information provided by such Selling Stockholder or contained in a representation or warranty given by such Selling Stockholder in this Agreement or the Custody Agreement; and provided, further, that the liability under this
Section 10 of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.

         11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers, of the Manager and of the several Underwriters (including the QIU) set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter (including the QIU), any Selling Stockholder, the Company, the Manager or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5(h) and the respective obligations of the Company and the Selling Stockholders, and the Underwriters pursuant to Section 8 and the obligations of the Company and the Selling Stockholders pursuant to Section 10 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated as a result of the failure of any condition specified in Section 7 hereof, the Company and the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 712 Fifth Avenue, 18th floor, New York, NY 10019, Attention: General Counsel, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to Jonathan Z. Cohen at Steven J. Kessler; provided, however, that any notice to an Underwriter pursuant to
Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

         14. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFB will be binding upon all the Underwriters. Jonathan Z. Cohen/Steven J. Kessler will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Jonathan Z. Cohen/Steven J. Kessler will be binding upon all the Selling Stockholders.

         15. Absence of Fiduciary Relationship. The Company and the Selling Stockholders acknowledge and agree that:

             (a) the Representatives, on behalf of the Underwriters, have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company, the Selling Stockholders and the Representatives have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company and the Selling Stockholders on other matters;

             (b) the price of the Offered Securities set forth in this Agreement was established by the Company and the Selling Stockholders following discussions and arms-length negotiations with the Representatives (including the QIU), and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

             (c) they have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Stockholders and that the Representatives have no obligation to disclose such interests and transactions to the Company and the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and

             (d) they waive, to the fullest extent permitted by law, any claims they may have against the Representatives, on behalf of themselves and the other Underwriters, for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives, on behalf of themselves and the other Underwriters, shall have no liability (whether direct or indirect) to the Company and the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company, and the Selling Stockholders.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         17. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company and the Manager, one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   RESOURCE CAPITAL CORP.

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   RESOURCE CAPITAL MANAGER, INC.

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   Jonathan Z. Cohen/Steven J. Kessler, as
                                   attorney-in-fact for the Selling Stockholders listed on Schedule A hereto

                                   By: _________________________________________
                                       Name:
                                       Title:

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

CREDIT SUISSE FIRST BOSTON LLC
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES INC.,

         Acting on behalf of themselves
         and as the Representatives of
         the several Underwriters.

    By:  CREDIT SUISSE FIRST BOSTON LLC

         By: ___________________________
             Name:
             Title:

                                   SCHEDULE A



                                                                                        NUMBER OF
                                                                NUMBER OF FIRM          OPTIONAL
                                                                SECURITIES TO       SECURITIES TO BE
                   SELLING STOCKHOLDER                             BE SOLD                SOLD
                   -------------------                          ---------------     ----------------






















                                                                 ------------          -----------
         Total..............................................
                                                                 ============          ===========

                                    Sch. A-1

                                   SCHEDULE B

                                                                                       NUMBER OF FIRM
                                                                                      SECURITIES TO BE
                                   UNDERWRITER                                           PURCHASED
-------------------------------------------------------------------------------       ----------------
 Credit Suisse First Boston LLC..............................................
 Friedman, Billings, Ramsey & Co., Inc. .....................................
 Citigroup Global Markets Inc................................................
 J.P. Morgan Securities Inc..................................................
 Bear, Stearns & Co. Inc.....................................................
 Piper Jaffray & Co..........................................................
 Flagstone Securities LLC....................................................








                                                                                       -----------
         Total...............................................................
                                                                                       ===========

                                    Sch. B-1

                  [FORM OF OPINION OF LEDGEWOOD LAW FIRM, P.C.]


                                                                       EXHIBIT A


         1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth on a schedule to this opinion letter.

         2. Each subsidiary set forth on a schedule to this opinion letter (each a "Subsidiary") has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, has corporate or other requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction set forth opposite their respective names on a schedule to this opinion letter; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

         3. The Manager has been duly formed and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Prospectus.

         4. The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus (including the preliminary prospectus), and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

         5. Each of this Agreement, the Registration Rights Agreement and the Management Agreement has been duly authorized, executed and delivered by the Company and the Manager, as applicable, and constitute valid and legally binding obligations of the Company and the Manager, as applicable, enforceable against the Company and the Manager, as applicable, in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, preferential or fraudulent conveyance, or other similar laws or equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity) relating to or affecting the rights and remedies of creditors generally and by general principles of equity.

         6. The issue and sale of the Original Issue Securities by the Company and the execution, delivery and performance by the Company and the Manager of this Agreement and the consummation of the transactions contemplated herein (including the use of the proceeds from the sale of the Original Issue Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Manager with its obligations under this Agreement do not and will not, whether with or without the giving of notice of lapse of time or both (i) breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed schedule furnished to us by the Company and the Manager, (ii) violate any federal or Pennsylvania or Delaware statute or any rule or regulation that has been issued pursuant to any federal or Pennsylvania or Delaware statute or any order known to us issued pursuant to any federal or Pennsylvania or Delaware statute by any court or governmental agency or body having jurisdiction over the Company and the Manager or any of its subsidiaries or any of their properties or (iii) result in the creation or imposition of any lien, encumbrance, charge or claim upon any property or assets of the Company and the Manager under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed schedule furnished to us by the Company and the Manager.

                                    Exh. A-1

         7. No order, consent, permit, approval, authorization, registration or qualification of or filing with any federal or governmental agency or body or, to our knowledge, any federal or state court is required on the part of the Company and the Manager for the execution, delivery and performance by the Company and the Manager of their obligations under this Agreement and the Power of Attorney and Custody Agreement, as applicable, or the consummation by the Company and the Manager of the transactions contemplated thereby, including without limitation, the issuance, sale and delivery of Original Issue Securities by the Company, other than (a) any regulatory filings, consents or approvals made, required to be made, obtained or required to be obtained so that the Company, the Subsidiaries and the Manager will be duly licensed to conduct their business as described in the Prospectus and (b) those that have been obtained and made under the Act and those as may be required under state securities laws.

         8. To the best of our knowledge, neither the Company, the Subsidiaries, nor the Manager is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under, or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under)
(1) its respective charter or by-laws, (2) any provisions of any agreement attached on a schedule to this opinion letter, or (3) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the Subsidiaries or the Manager.

         9. The statements under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations - Contractual Obligations and Commitments and - Off-Balance Sheet Arrangements," "Business - Our Financing Strategy and - Legal Proceedings," "Management - Management Agreement, - 2005 Stock Incentive Plan, - Conflicts of Interest in Our Relationship with Resource Capital and Resource America and - Resolution of Potential Conflicts of Interest in Allocation of Investment Opportunities" "Certain Relationships and Related Transactions" and "Description of Capital Stock - Registration Rights" in the Prospectus, insofar as such statements constitute summaries of certain terms and documents referred to therein, constitute fair summaries thereof in all material respects.

         10. To the best of our knowledge, there are no contracts or agreements between the Company and any person granting such person the right to require the Company or the Subsidiaries to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to a registration statement, except such rights as are provided under the Registration Rights Agreement and the Management Agreement.

         11. The Company is not required, and upon the issuance and sale of the Original Issue Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required to, register as "investment company" or an "entity controlled" by an "investment company" under the 1940 Act.

                                    Exh. A-2

         12. To the best of our knowledge, there is not pending or, to the best of our knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company, the Manager or any Subsidiary or any of their respective officers or directors is a party, or to which the property of the Company, the Manager or any Subsidiary thereof is subject, before or brought by any court or governmental agency or body, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Manager of its obligations thereunder or the transactions contemplated by the Prospectus.

         13. All descriptions in the Prospectus of contracts and other documents to which the Company, the Manager or any Subsidiary are a party are accurate in all material respects; to the best of our knowledge, there are no affiliate transactions, off-balance sheet transactions, franchises, contracts, licenses, leases, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described or referred to in the Prospectus that are not described or referred to in the Prospectus other than those described or referred to therein or incorporated by reference thereto, and the descriptions thereof or references thereto are correct in all material respects.

         Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and the General Disclosure Package and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the General Disclosure Package, such counsel shall advise you that no facts have come to its attention which lead such counsel to believe that
(i) on the Effective Date and as of the date of this Agreement, the Registration Statement or the General Disclosure Package or any amendment thereto (except with respect to the financial statements and related notes and schedules and other financial data derived therefrom included therein or omitted therefrom, as to which such counsel need not express any belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) at the date of the Prospectus, at the date of any amended or supplemented Prospectus, as of the date of this Agreement or at the Closing Date, the Prospectus or any amendment or supplement thereto (except with respect to the financial statements and related notes and schedules and other financial data derived therefrom included therein or omitted therefrom, as to which such counsel need not express any belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the General Disclosure Package, as of the Applicable Time (except with respect to the financial statements and related notes and schedules and other financial data derived therefrom included therein or omitted therefrom, as to which such counsel need not express any belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    Exh. A-3

               [FORM OF OPINION OF INDIVIDUAL SELLING STOCKHOLDER]


                                                                     EXHIBIT B-1

         Assuming (a) the Underwriters do not have notice of any "adverse claim" (within the meaning of the NYUCC) with respect to the Selling Stockholder Shares and (b) payment is made for the Selling Stockholder Shares by the Underwriters in accordance with the Underwriting Agreement, then, upon indication by book entry that the Selling Stockholder Shares have been credited by the Securities Intermediary to a Securities Account of the Lead Underwriter at DTC, then the Lead Underwriter will acquire a "securities entitlement" (within the meaning of the NYUCC) in the Selling Stockholder Shares (the "Security Entitlement"), free from any "adverse claim" (within the meaning of the NYUCC) against such Security Entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory.


                                    Exh. B-1-1

             [FORM OF OPINION OF INSTITUTIONAL SELLING STOCKHOLDER]

                                                                     EXHIBIT B-2


         1. Each Selling Stockholder had valid and unencumbered title to the Firm Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Firm Securities delivered by such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Firm Securities purchased by them from the Selling Stockholders on such Closing Date hereunder.

         2. No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by the Power of Attorney and Custody Agreement or this Agreement in connection with the sale of the Firm Securities sold by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under state securities laws.

         3. The execution, delivery and performance of the Power of Attorney and Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of their properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or the charter or by-laws of any Selling Stockholder which is a corporation.

         4. The Power of Attorney and Custody Agreement with respect to each Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5. This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

                                    Exh. B-2-1

             [FORM OF OPINION OF DLA PIPER RUDNICK GRAY CARY US LLP]


                                                                       EXHIBIT C


         1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

         2. The Company has the corporate power to own, lease or operate its properties and to conduct its business substantially as described in the Prospectus under the caption "Business." The Company has the corporate power to execute and deliver this Agreement and to perform its obligations thereunder.

         3. The Company has the number of authorized and, prior to issuance of Original Issue Securities, issued and outstanding shares of stock as set forth in the Prospectus under the caption "Capitalization." The outstanding shares of stock of the Company (immediately prior to the issuance of the Original Issue Securities) have been duly authorized and are validly issued, fully paid and nonassessable and are not subject to any statutory preemptive rights under the Maryland General Corporation Law (the "MGCL"), or the charter or bylaws of the Company (the "Company Charter Documents").

         4. The Original Issue Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company, in the manner provided for in the resolutions of the Board of Directors authorizing the sale and issuance of the Original Issue Securities and in the Underwriting Agreement and against payment of the purchase price set forth therein, the Original Issue Securities will be validly issued, fully paid and nonassessable and will not be subject to any statutory preemptive rights arising under the MGCL or the Company Charter Documents.

         5. The statements under the captions "Risk Factors - Risks Related to our Organization and Structure," "Management - Indemnification and Limitation of Liability; Insurance," "Description of Capital Stock" and "Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws" in the Prospectus, insofar as such statements constitute summaries of the Company Charter Documents or of Maryland law, constitute fair summaries thereof in all material respects.

         6. This Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Company.

         7. The form of certificate representing the Offered Securities complies in all material respects with the applicable requirements of the MGCL, the Company Charter Documents and no personal liability will attach to the holders of the Offered Securities for any debt or obligation of the Company solely as a result of their status as stockholders of the Company. The Offered Securities conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

         8. No consent, approval, authorization or order of, or qualification or filing with, any governmental agency or authority of the State of Maryland (other than as may be required under the securities laws of the State of Maryland, as to which no opinion is hereby expressed) is required to be obtained or made by the Company in connection with the transactions contemplated under this Agreement, except for such as have been obtained or waived, if any.

                                    Exh. C-1

         9. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated thereunder, do not and will not result in any breach of (i) any provisions of the Company Charter Documents or
(ii) any Maryland law or regulation or, so far as is known to such counsel, any order, judgment, writ or decree of any Maryland governmental authority (other than any order, judgment, writ or decree in connection with the securities laws of the State of Maryland, as to which no opinion is hereby expressed) applicable to the Company.

                                    Exh. C-2

                [FORM OF TAX OPINION OF LEDGEWOOD LAW FIRM, P.C.]

                                                                       EXHIBIT D


         1. Commencing with the Company's taxable year ending December 31, 2005, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT pursuant to sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2005 and thereafter.

         2. The descriptions of the law and the legal conclusions contained in the Prospectus under the caption "Federal Income Tax Consequences of Our Qualification As A REIT" are correct in all material respects and the discussions thereunder fairly summarize the federal income tax considerations that are likely to be material to a holder of the Common Stock.

                                    Exh. D-1

                           [FORM OF LOCK-UP AGREEMENT]

                                                                       EXHIBIT E

                                                                          , 2006


Credit Suisse First Boston LLC
Friedman, Billings, Ramsey &Co., Inc.
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.,

c/o      Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY  10010-3629

Dear Sirs:

         As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in the establishment of a public an orderly market for the common stock (the "SECURITIES") of Resource Capital Corp., and any successor (by merger or otherwise) thereto, (the "COMPANY"), the undersigned hereby agrees that during the period specified in the following paragraph (the "LOCK-UP PERIOD"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC ("CSFB"). In addition, the undersigned agrees that, without the prior written consent of CSFB, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

         The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 180 days after the public offering date set forth on the final prospectus used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement, to which you are or expect to become parties; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless CSFB waives, in writing, such extension.

         The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by CSFB to the Company (in accordance with Section 12 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to an including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

                                    Exh. E-1

         Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement

         This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                             Very truly yours,


                                             ___________________________________
                                             [Name of stockholder]


                                    Exh. E-2